UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2016

LEGG MASON

EMERGING MARKETS DIVERSIFIED CORE ETF

EDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report Legg Mason Emerging Markets Diversified Core ETF for the period since the Fund’s inception on December 28, 2015 through April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/etf. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

II	Legg Mason Emerging Markets Diversified Core ETF

Investment commentary

The Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on December 28, 2015 through April 30, 2016).

Economic review

The pace of U.S. economic activity moderated during the period from the Fund’s inception on December 28, 2015 through April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in April 2016 unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

Legg Mason Emerging Markets Diversified Core ETF	III

Investment commentary (cont’d)

Market review

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)ii took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

Q. How did the emerging market equities perform during the reporting period?

A. Emerging market equities were volatile during the reporting period. Emerging market equities declined in December 2015, January 2016 and February 2016. This was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, sharply falling commodity prices, uncertainties surrounding future Fed actions and several geopolitical issues. However, emerging market equities then posted a double-digit gain in March 2016 and a small positive return in April. Investor sentiment for the asset class improved as oil prices moved higher and global monetary policy remained accommodative. All told, the MSCI Emerging Markets Indexiii gained 5.65% over the reporting period.

Performance review

For the period since the Fund’s inception on December 28, 2015 through April 30, 2016, Legg Mason Emerging Markets Diversified Core ETF generated a 10.02% return on a net asset value (“NAV”)iv basis and 10.18% based on its market pricev per share.

The performance table shows the Fund’s total return since the Fund’s inception on December 28, 2015 through April 30, 2016 based on its NAV and market price as of April 30, 2016. The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets, the QS DBI Emerging Markets Diversified Indexvi, which returned 10.67% for the same period. The Fund’s unmanaged market index, the MSCI Emerging Markets Index returned 5.65% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 5.33% for the period December 31, 2015 through April 30, 2016. Please note that Lipper performance returns are based on each fund’s NAV.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the four-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 911 funds in the Fund’s Lipper category.

IV	Legg Mason Emerging Markets Diversified Core ETF

Performance Snapshot as of April 30, 2016 (unaudited)
	Total Return Since Fund Inception*
Legg Mason Emerging Markets Diversified Core ETF:
$27.55 (NAV)	10.02	%**†
$27.59 (Market Price)	10.18	%**‡
QS DBI Emerging Markets Diversified Index	10.67%
MSCI Emerging Markets Index	5.65%
Lipper Emerging Markets Funds Category Average[1]	5.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when redeemed or sold in the market, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Retail investors buy and sell shares of exchange-traded funds (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”)vii at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated December 28, 2015, the gross total annual operating expense ratio for the Fund was 0.50%.

* The Fund’s inception date is December 28, 2015.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “EDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-386-5535 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the four-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 911 funds in the Fund’s Lipper category.

Legg Mason Emerging Markets Diversified Core ETF	V

Investment commentary (cont’d)

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In rising markets, the value of large cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Legg Mason Emerging Markets Diversified Core ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii

The MSCI Emerging Markets Index (Net) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

iv	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the result by the number of shares outstanding.

[v]	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

vi

The QS DBI Emerging Markets Diversified Index (the “Index”) seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Index is composed of emerging markets equity securities that are included in the MSCI Emerging Markets Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is equally weighted in the Index to produce a highly diversified portfolio. QS anticipates that the number of component securities in the Index will range from 700 to 800 from approximately 21 countries, including Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index may include large-, medium- and small-capitalization companies. The components of the Index, and the degree to which these components represent certain countries and sectors, may change over time. The Index’s components are reconstituted annually and rebalanced quarterly.

vii	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

Legg Mason Emerging Markets Diversified Core ETF	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2015 and held for the six months ended April 30, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[4]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
10.02%	$1,000.00	$1,100.20	0.50%	$1.78	5.00%	$1,000.00	$1,022.38	0.50%	$2.51

[1]	For the period December 28, 2015 (inception date) to April 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (124), then divided by 366.

[4]	For the six months ended April 30, 2016.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Common Stocks — 95.8%
Consumer Discretionary — 11.8%
Auto Components — 0.4%
Bharat Forge Ltd.	266	$3,200	(a)
Bosch Ltd.	12	3,539	(a)
Cheng Shin Rubber Industry Co., Ltd.	4,000	8,304	(a)
Hyundai Mobis Co., Ltd.	35	7,967	(a)
Motherson Sumi Systems Ltd.	873	3,288	(a)
Total Auto Components		26,298
Automobiles — 2.5%
Bajaj Auto Ltd.	114	4,266	(a)
Brilliance China Automotive Holdings Ltd.	4,000	3,957	(a)
BYD Co., Ltd., Class H Shares	1,000	5,828	*(a)
Dongfeng Motor Group Co., Ltd., Class H Shares	4,000	4,358	(a)
Ford Otomotiv Sanayi AS	1,771	23,802	(a)
Geely Automobile Holdings Ltd.	10,000	4,925	(a)
Great Wall Motor Co., Ltd., Class H Shares	4,000	2,994	(a)
Guangzhou Automobile Group Co., Ltd., Class H Shares	4,000	4,623	(a)
Hero MotoCorp Ltd.	76	3,313	(a)
Hyundai Motor Co.	77	9,677	(a)
Kia Motors Corp.	148	6,206	(a)
Mahindra and Mahindra Ltd.	699	13,994	(a)
Maruti Suzuki India Ltd.	197	11,225	(a)
PT Astra International Tbk	52,500	26,701	(a)
Tata Motors Ltd.	1,690	10,361	*(a)
Tata Motors Ltd., Class A Shares	890	4,012	*(a)
Tofas Turk Otomobil Fabrikasi AS	3,237	25,617	(a)
UMW Holdings Berhad	5,000	8,388	(a)
Total Automobiles		174,247
Diversified Consumer Services — 0.5%
Estacio Participacoes SA	1,084	3,741
Kroton Educacional SA	4,829	17,973
New Oriental Education & Technology Group Inc., ADR	200	7,832
TAL Education Group, ADR	100	5,786	*
Total Diversified Consumer Services		35,332
Hotels, Restaurants & Leisure — 1.7%
Berjaya Sports Toto Berhad	5,500	4,282	(a)
Genting Berhad	17,900	40,478	(a)
Genting Malaysia Berhad	23,200	26,529	(a)

See Notes to Financial Statements.

4	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Minor International PCL	22,600	$24,101	(a)
OPAP SA	2,780	20,691	(a)
Total Hotels, Restaurants & Leisure		116,081
Household Durables — 0.8%
Arcelik AS	6,147	41,283	(a)
Haier Electronics Group Co., Ltd.	2,000	3,334	(a)
Steinhoff International Holdings NV	1,739	10,898	(a)
Total Household Durables		55,515
Internet & Catalog Retail — 0.6%
Ctrip.com International Ltd., ADR	400	17,444	*
JD.com Inc., ADR	500	12,780	*
Qunar Cayman Islands Ltd., ADR	100	4,081	*
Vipshop Holdings Ltd., ADR	500	6,820	*
Total Internet & Catalog Retail		41,125
Leisure Products — 0.2%
Giant Manufacturing Co., Ltd.	1,000	6,002	(a)
Merida Industry Co., Ltd.	1,000	4,057	(a)
Total Leisure Products		10,059
Media — 2.0%
Alibaba Pictures Group Ltd.	20,000	4,674	*(a)
Astro Malaysia Holdings Berhad	13,900	9,850	(a)
BEC World PCL	13,100	9,751	(a)
Cyfrowy Polsat SA	2,097	13,353	*(a)
Grupo Televisa SA	8,176	47,665
Naspers Ltd., Class N Shares	278	38,330	(a)
PT Surya Citra Media Tbk	20,700	5,012	(a)
Zee Entertainment Enterprises Ltd.	1,284	8,011	(a)
Total Media		136,646
Multiline Retail — 1.6%
El Puerto de Liverpool SAB de CV, Class C1 Shares	690	7,841
Lojas Renner SA	2,461	14,862
PT Matahari Department Store Tbk	6,600	9,487	(a)
S.A.C.I. Falabella	9,355	70,871
Woolworths Holdings Ltd.	877	5,630	(a)
Total Multiline Retail		108,691
Specialty Retail — 0.7%
FF Group	445	9,100	*(a)
Home Product Center PCL	55,200	12,721	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Specialty Retail — continued
Hotai Motor Co., Ltd.	1,000	$9,856	(a)
JUMBO SA	1,346	17,563	*(a)
Total Specialty Retail		49,240
Textiles, Apparel & Luxury Goods — 0.8%
ANTA Sports Products Ltd.	2,000	5,101	(a)
Belle International Holdings Ltd.	6,000	3,652	(a)
CCC SA	250	11,146	(a)
Feng Tay Enterprise Co., Ltd.	1,000	4,295	(a)
LPP SA	14	20,599	(a)
Pou Chen Corp.	6,000	7,545	(a)
Shenzhou International Group Holdings Ltd.	1,000	5,136	(a)
Total Textiles, Apparel & Luxury Goods		57,474
Total Consumer Discretionary		810,708
Consumer Staples — 12.4%
Beverages — 1.8%
AMBEV SA	4,040	22,777
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,117	16,646	(a)
Arca Continental SAB de CV	693	4,780
China Resources Beer Holdings Co., Ltd.	6,000	13,106	(a)
Coca-Cola Femsa SAB de CV, Series L Shares	493	4,298
Coca-Cola Icecek AS	758	11,119	(a)
Compania Cervecerias Unidas SA	1,803	20,240
Fomento Economico Mexicano SAB de CV	1,872	17,451
Tsingtao Brewery Co., Ltd., Class H Shares	2,000	7,561	(a)
United Spirits Ltd.	133	4,743	*(a)
Total Beverages		122,721
Food & Staples Retailing — 4.0%
BIM Birlesik Magazalar AS	2,138	47,101	(a)
Cencosud SA	15,497	41,755
CP ALL PCL	31,800	41,650	(a)
E-MART Inc.	38	6,108	(a)
Magnit PJSC, Registered Shares, GDR	1,459	50,535	(a)
Massmart Holdings Ltd.	604	5,186	(a)
Pick n Pay Stores Ltd.	1,247	6,495	(a)
President Chain Store Corp.	3,000	21,188	(a)
Shoprite Holdings Ltd.	2,144	25,820	(a)
Spar Group Ltd.	851	12,719	(a)
Sun Art Retail Group Ltd.	10,000	7,508	(a)

See Notes to Financial Statements.

6	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Food & Staples Retailing — continued
Wal-Mart de Mexico SAB de CV	5,024	$12,416
Total Food & Staples Retailing		278,481
Food Products — 4.1%
BRF SA	591	8,455
Charoen Pokphand Foods PCL	23,100	15,739	(a)
China Huishan Dairy Holdings Co., Ltd.	25,000	9,306	(a)
China Mengniu Dairy Co., Ltd.	13,000	21,983	(a)
CJ CheilJedang Corp.	16	5,314	(a)
Felda Global Ventures Holdings Berhad	11,500	4,251	(a)
Genting Plantations Berhad	2,000	5,461	(a)
Gruma SA de CV, Class B Shares	287	4,183
Grupo Bimbo SAB de CV, Series A Shares	1,379	4,199
IOI Corp. Berhad	21,900	24,665	(a)
Kuala Lumpur Kepong Berhad	3,100	18,971	(a)
ORION Corp.	5	4,072	(a)
Pioneer Foods Group Ltd.	628	7,363	(a)
PPB Group Berhad	3,700	15,289	(a)
PT Charoen Pokphand Indonesia Tbk	20,300	5,707	(a)
PT Indofood CBP Sukses Makmur Tbk	4,000	4,619	(a)
PT Indofood Sukses Makmur Tbk	12,300	6,624	(a)
Standard Foods Corp.	2,000	4,844	(a)
Thai Union Group PCL, Class F Shares	14,100	8,356	(a)
Tiger Brands Ltd.	782	19,406	(a)
Tingyi (Cayman Islands) Holding Corp.	8,000	9,356	(a)
Ulker Biskuvi Sanayi AS	1,530	12,185	(a)
Uni-President Enterprises Corp.	24,000	43,207	(a)
Want Want China Holdings Ltd.	28,000	21,468	(a)
Total Food Products		285,023
Household Products — 0.5%
Hindustan Unilever Ltd.	1,363	17,833	(a)
Kimberly-Clark de Mexico SAB de CV, Class A Shares	1,478	3,513
PT Unilever Indonesia Tbk	4,100	13,211	(a)
Total Household Products		34,557
Personal Products — 1.1%
Amorepacific Corp.	42	14,926	(a)
Amorepacific Group	44	6,464	(a)
Dabur India Ltd.	865	3,576	(a)
Godrej Consumer Products Ltd.	217	4,304	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Personal Products — continued
Hengan International Group Co., Ltd.	3,500	$31,224	(a)
LG Household & Health Care Ltd.	13	11,453	(a)
Marico Ltd.	881	3,459	(a)
Total Personal Products		75,406
Tobacco — 0.9%
British American Tobacco (Malaysia) Berhad	1,000	11,750	(a)
ITC Ltd.	3,969	19,433	(a)
KT&G Corp.	142	15,322	(a)
PT Gudang Garam Tbk	1,200	6,291	(a)
PT Hanjaya Mandala Sampoerna Tbk	900	6,797	(a)
Total Tobacco		59,593
Total Consumer Staples		855,781
Energy — 9.2%
Energy Equipment & Services — 0.6%
Bumi Armada Berhad	50,500	10,176	*(a)
Sapurakencana Petroleum Berhad	69,000	28,831	(a)
Total Energy Equipment & Services		39,007
Oil, Gas & Consumable Fuels — 8.6%
China Petroleum & Chemical Corp., Class H Shares	34,000	24,179	(a)
China Shenhua Energy Co., Ltd., Class H Shares	5,000	8,343	(a)
CNOOC Ltd.	24,000	29,751	(a)
Coal India Ltd.	1,414	6,140	(a)
Ecopetrol SA	88,055	43,739
Energy Absolute PCL	5,200	3,171
Gazprom PAO	8,140	21,138
Grupa Lotos SA	511	3,973	*(a)
GS Holdings	206	9,939	(a)
IRPC PCL	49,600	7,242	(a)
Kunlun Energy Co., Ltd.	6,000	5,165	(a)
Lukoil PJSC	365	15,415	*
NovaTek OAO, Registered Shares, GDR	63	6,092	(a)
Oil & Natural Gas Corp., Ltd.	1,910	6,217	(a)
PetroChina Co., Ltd., Class H Shares	28,000	20,494	(a)
Petroleo Brasileiro SA	5,223	20,152	*
Petronas Dagangan Berhad	4,900	29,915	(a)
Polski Koncern Naftowy Orlen SA	1,673	30,047	(a)
Polskie Gornictwo Naftowe i Gazownictwo SA	9,319	12,401	(a)
PTT Exploration and Production PCL	6,000	12,926	(a)

See Notes to Financial Statements.

8	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
PTT PCL	4,300	$37,423	(a)
Reliance Industries Ltd.	2,816	41,517	(a)
Rosneft Oil Co.	877	4,743	*
S-Oil Corp.	161	12,222	(a)
Sasol Ltd.	1,241	40,709	(a)
SK Innovation Co., Ltd.	201	27,099	(a)
Surgutneftegas	6,405	3,379	*
Tatneft	1,104	5,768	*
Thai Oil PCL	3,900	7,369	(a)
Tupras-Turkiye Petrol Rafinerileri AS	3,073	81,031	(a)
Ultrapar Participacoes SA	690	14,529
Total Oil, Gas & Consumable Fuels		592,228
Total Energy		631,235
Financials — 14.9%
Banks — 11.2%
Agricultural Bank of China Ltd., Class H Shares	11,000	3,968	(a)
Akbank TAS	7,444	22,883	(a)
AMMB Holdings Berhad	5,400	6,250	(a)
Axis Bank Ltd.	990	6,997	(a)
Banco de Chile	178,820	19,528
Banco de Credito e Inversiones	278	11,963
Banco Santander Chile	525,147	25,428
Bangkok Bank PCL	690	3,275	(a)
Bank of China Ltd., Class H Shares	21,000	8,497	(a)
Bank of the Philippine Islands	2,410	4,651	(a)
Bank Pekao SA	276	11,199	(a)
Bank Zachodni WBK SA	76	5,289	(a)
Barclays Africa Group Ltd.	382	3,893	(a)
BDO Unibank Inc.	3,210	6,844	(a)
China Construction Bank Corp., Class H Shares	22,000	14,016	(a)
China Merchants Bank Co., Ltd., Class H Shares	2,000	4,364	(a)
CIMB Group Holdings Berhad	12,800	15,280	(a)
Commercial International Bank	8,030	41,597	(a)
Credicorp Ltd.	491	71,401
CTBC Financial Holding Co., Ltd.	11,000	5,577	(a)
Grupo Financiero Banorte SAB de CV, Class O Shares	4,925	28,002
Grupo Financiero Inbursa SAB de CV, Class O Shares	4,728	9,267
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	3,842	7,048

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Banks — continued
Hana Financial Group Inc.	293	$6,540	(a)
Hong Leong Bank Berhad	1,900	6,542	(a)
ICICI Bank Ltd.	1,868	6,622	(a)
Industrial & Commercial Bank of China Ltd., Class H Shares	19,000	10,209	(a)
Itau CorpBanca	1,319,649	12,011
Kasikornbank PCL	2,600	12,372	(a)
Kasikornbank PCL	1,300	6,159	(a)
KB Financial Group Inc.	305	9,258	(a)
Komercni Banka AS	150	30,770	(a)
Krung Thai Bank PCL	7,800	3,908
Malayan Banking Berhad	11,300	25,783	(a)
mBank SA	36	3,050	*(a)
Mega Financial Holding Co., Ltd.	9,000	6,381	(a)
OTP Bank PLC	2,098	55,589	(a)
Powszechna Kasa Oszczednosci Bank Polski SA	1,844	11,842	*(a)
PT Bank Central Asia Tbk	16,300	16,084	(a)
PT Bank Mandiri (Persero) Tbk	13,300	9,710	(a)
PT Bank Negara Indonesia (Persero) Tbk	11,500	3,990	(a)
PT Bank Rakyat Indonesia (Persero) Tbk	15,000	11,743	(a)
Public Bank Berhad	5,600	26,785	(a)
Sberbank of Russia PJSC	26,065	49,693	*
Shinhan Financial Group Co., Ltd.	279	10,190	(a)
Siam Commercial Bank Public Co., Ltd.	3,300	12,612	(a)
Standard Bank Group Ltd.	1,126	10,068	(a)
State Bank of India	2,701	7,647	(a)
Turkiye Garanti Bankasi AS	8,120	25,019	(a)
Turkiye Halk Bankasi AS	2,407	9,249	(a)
Turkiye Is Bankasi, Class C Shares	5,838	10,246	(a)
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	3,338	5,894	(a)
VTB Bank PJSC	12,042,381	13,078	*
Yapi ve Kredi Bankasi AS	3,059	4,680	*(a)
Total Banks		770,941
Capital Markets — 0.1%
Brait SE	361	4,047	*(a)
Consumer Finance — 0.1%
Gentera SAB de CV	2,561	5,082
Shriram Transport Finance Co., Ltd.	281	4,035	(a)
Total Consumer Finance		9,117

See Notes to Financial Statements.

10	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Diversified Financial Services — 1.2%
Ayala Corp.	420	$6,891	(a)
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	1,277	6,379
Corporacion Financiera Colombiana	334	4,523
Corporacion Financiera Colombiana	5	62	*
FirstRand Ltd.	2,797	9,042	(a)
Fubon Financial Holding Co., Ltd.	4,000	4,846	(a)
Grupo de Inversiones Suramericana SA	912	12,326
GT Capital Holdings Inc.	165	4,801	(a)
Haci Omer Sabanci Holding AS	3,251	11,736	(a)
Metro Pacific Investments Corp.	29,700	3,671	(a)
Moscow Exchange MICEX-RTS PJSC	3,163	4,989	*
Remgro Ltd.	492	8,814	(a)
Rural Electrification Corp. Ltd.	1,305	3,493	(a)
Total Diversified Financial Services		81,573
Insurance — 0.9%
Cathay Financial Holding Co., Ltd.	5,000	5,581	(a)
China Life Insurance Co., Ltd., Class H Shares	2,000	4,594	(a)
China Pacific Insurance (Group) Co., Ltd., Class H Shares	1,400	4,912	(a)
Discovery Ltd.	598	5,346	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	1,500	6,983	(a)
Powszechny Zaklad Ubezpieczen SA	1,192	10,797	(a)
Samsung Fire & Marine Insurance Co., Ltd.	25	6,452	(a)
Samsung Life Insurance Co., Ltd.	60	5,739	(a)
Sanlam Ltd.	1,581	7,669	(a)
Total Insurance		58,073
Real Estate Investment Trusts (REITs) — 0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	7,357	7,915	(a)
Fibra Uno Administracion SA de CV	4,728	11,232
Growthpoint Properties Ltd.	2,435	4,315	(a)
Total Real Estate Investment Trusts (REITs)		23,462
Real Estate Management & Development — 0.5%
Ayala Land Inc.	14,200	10,462	(a)
Central Pattana PCL	3,000	4,531
China Overseas Land & Investment Ltd.	2,000	6,345	(a)
SM Prime Holdings Inc.	16,500	7,942	(a)
Talaat Moustafa Group	8,795	6,635	(a)
Total Real Estate Management & Development		35,915

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Thrifts & Mortgage Finance — 0.6%
Housing Development Finance Corp. Ltd.	1,972	$32,304	(a)
Indiabulls Housing Finance Ltd.	465	4,874	(a)
LIC Housing Finance Ltd.	579	4,025	(a)
Total Thrifts & Mortgage Finance		41,203
Total Financials		1,024,331
Health Care — 3.7%
Biotechnology — 0.3%
Celltrion Inc.	235	20,700	*(a)
Health Care Equipment & Supplies — 0.1%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares	8,000	4,775	(a)
Health Care Providers & Services — 0.8%
Apollo Hospitals Enterprise Ltd.	163	3,205	(a)
Life Healthcare Group Holdings Ltd.	3,976	10,450	(a)
Netcare Ltd.	3,986	10,146	(a)
Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares	3,700	7,832	(a)
Sinopharm Group Co., Ltd., Class H Shares	6,400	27,162	(a)
Total Health Care Providers & Services		58,795
Pharmaceuticals — 2.5%
Aspen Pharmacare Holdings Ltd.	1,750	41,418	*(a)
Aurobindo Pharma Ltd.	471	5,350	(a)
China Medical System Holdings Ltd.	6,000	7,783	(a)
Cipla Ltd.	417	3,371	(a)
CSPC Pharmaceutical Group Ltd.	22,000	19,387	(a)
Dr. Reddy’s Laboratories Ltd.	194	8,954	(a)
Glenmark Pharmaceuticals Ltd.	263	3,275	(a)
Hanmi Pharm. Co., Ltd.	18	9,396	(a)
Hanmi Science Co., Ltd.	40	4,755	(a)
Lupin Ltd.	350	8,444	(a)
Luye Pharma Group Ltd.	6,500	4,497	*(a)
Piramal Enterprises Ltd.	228	4,137	(a)
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares	2,000	5,393	(a)
Sino Biopharmaceutical Ltd.	24,000	17,025	(a)
Sun Pharmaceutical Industries Ltd.	1,583	19,328	(a)
Yuhan Corp.	33	8,434	(a)
Total Pharmaceuticals		170,947
Total Health Care		255,217
Industrials — 9.4%
Aerospace & Defense — 0.2%
AviChina Industry & Technology Co., Ltd., Class H Shares	6,000	4,184	(a)

See Notes to Financial Statements.

12	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Aerospace & Defense — continued
Embraer SA	2,168	$12,967
Total Aerospace & Defense		17,151
Airlines — 0.4%
China Airlines Ltd.	17,000	5,555	*(a)
EVA Airways Corp.	12,000	5,941	*(a)
Turk Hava Yollari Anonim Ortakligi	6,751	16,647	*(a)
Total Airlines		28,143
Commercial Services & Supplies — 0.1%
China Everbright International Ltd.	4,000	4,494	(a)
Construction & Engineering — 1.1%
China Communications Construction Co., Ltd., Class H Shares	6,000	7,135	(a)
China Railway Construction Corp. Ltd., Class H Shares	3,000	3,779	(a)
China Railway Group Ltd., Class H Shares	5,000	3,910	(a)
China State Construction International Holdings Ltd.	4,000	6,182	(a)
Dialog Group Berhad	20,100	8,163	(a)
Gamuda Berhad	7,300	8,889	(a)
IJM Corp. Berhad	13,400	11,843	(a)
Larsen & Toubro Ltd.	1,229	23,101	(a)
Total Construction & Engineering		73,002
Electrical Equipment — 0.3%
Bharat Heavy Electricals Ltd.	2,912	5,485	(a)
Teco Electric & Machinery Co., Ltd.	12,000	9,461	(a)
Zhuzhou CRRC Times Electric Co., Ltd.	1,000	5,634	(a)
Total Electrical Equipment		20,580
Industrial Conglomerates — 4.0%
Aboitiz Equity Ventures Inc.	7,440	10,523	(a)
Alfa SAB de CV, Class A Shares	8,669	16,305
Alliance Global Group Inc.	12,500	3,861	(a)
Beijing Enterprises Holdings Ltd.	1,000	5,188	(a)
Bidvest Group Ltd.	2,368	59,995	(a)
CITIC Ltd.	6,000	8,698	(a)
DMCI Holdings Inc.	15,400	4,089	(a)
Enka Insaat ve Sanayi AS	5,165	8,978	(a)
Far Eastern New Century Corp.	19,000	14,192	(a)
Fosun International Ltd.	3,000	4,148	(a)
Grupo Carso SA de CV, Series A1 Shares	1,773	8,540
Hap Seng Consolidated Berhad	2,600	5,094	(a)
JG Summit Holdings Inc.	9,510	16,464	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Industrial Conglomerates — continued
Koc Holding AS	6,877	$35,907	(a)
LG Corp.	94	5,585	(a)
Samsung C&T Corp.	58	6,645	(a)
Siemens Ltd.	282	4,796	(a)
Sime Darby Berhad	14,200	27,973	(a)
SK Holdings Co., Ltd.	29	5,672	(a)
SM Investments Corp.	580	11,647	(a)
Turkiye Sise ve Cam Fabrikalari AS	7,832	10,946	(a)
Total Industrial Conglomerates		275,246
Machinery — 1.0%
Ashok Leyland Ltd.	4,625	7,449	(a)
China Conch Venture Holdings Ltd.	2,500	5,064	(a)
CRRC Corp. Ltd., Class H Shares	6,000	5,837	(a)
Eicher Motors Ltd.	44	13,220	(a)
Hiwin Technologies Corp.	1,000	4,384	(a)
PT United Tractors Tbk	19,600	22,222	(a)
Weg SA	1,971	8,699
Total Machinery		66,875
Marine — 0.3%
China COSCO Holdings Co., Ltd., Class H Shares	10,500	4,091	*(a)
China Shipping Container Lines Co., Ltd., Class H Shares	19,000	4,370	*(a)
Evergreen Marine Corp. (Taiwan) Ltd.	13,000	4,784	(a)
MISC Berhad	5,100	11,021	(a)
Total Marine		24,266
Road & Rail — 0.1%
Localiza Rent A Car SA	591	5,671
Trading Companies & Distributors — 0.3%
Barloworld Ltd.	1,986	11,512	(a)
PT AKR Corporindo Tbk	22,000	10,822	(a)
Total Trading Companies & Distributors		22,334
Transportation Infrastructure — 1.6%
Adani Ports and Special Economic Zone Ltd.	3,364	12,023	(a)
CCR SA	3,055	14,372
China Merchants Holdings International Co., Ltd.	2,000	5,941	(a)
COSCO Pacific Ltd.	4,000	4,248	(a)
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	985	9,301
Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	665	10,241
International Container Terminal Services Inc.	3,120	4,315	(a)

See Notes to Financial Statements.

14	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Transportation Infrastructure — continued
Malaysia Airports Holdings Berhad	4,000	$6,870	(a)
OHL Mexico SAB de CV	2,857	4,695	*
Promotora y Operadora de Infraestructura SAB de CV	788	9,990
PT Jasa Marga (Persero) Tbk	26,600	10,969	(a)
TAV Havalimanlari Holding AS	1,838	10,714	(a)
Westports Holdings Berhad	4,900	5,200	(a)
Total Transportation Infrastructure		108,879
Total Industrials		646,641
Information Technology — 3.5%
Electronic Equipment, Instruments & Components — 0.1%
Hon Hai Precision Industry Co., Ltd.	3,000	7,103	(a)
Internet Software & Services — 1.2%
Alibaba Group Holding Ltd., ADR	300	23,082	*
Baidu Inc., ADR	100	19,430	*
Naver Corp.	8	4,742	(a)
Tencent Holdings Ltd.	1,800	36,526	(a)
Total Internet Software & Services		83,780
IT Services — 1.4%
Cielo SA	4,375	42,614
HCL Technologies Ltd.	516	5,825	(a)
Infosys Ltd.	1,739	31,544	(a)
Tata Consultancy Services Ltd.	400	15,272	(a)
Wipro Ltd.	401	3,346	(a)
Total IT Services		98,601
Semiconductors & Semiconductor Equipment — 0.3%
SK Hynix Inc.	171	4,197	(a)
Taiwan Semiconductor Manufacturing Co., Ltd.	4,000	18,328	(a)
Total Semiconductors & Semiconductor Equipment		22,525
Software — 0.1%
Totvs SA	690	5,658
Technology Hardware, Storage & Peripherals — 0.4%
Samsung Electronics Co., Ltd.	22	23,923	(a)
Total Information Technology		241,590
Materials — 11.7%
Chemicals — 3.1%
Asian Paints Ltd.	914	11,937	(a)
Formosa Chemicals & Fibre Corp.	4,000	10,191	(a)
Formosa Plastics Corp.	5,000	12,408	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Chemicals — continued
Grupa Azoty SA	499	$11,369	*(a)
Indorama Ventures PCL	10,600	8,649	(a)
LG Chem Ltd.	46	11,936	(a)
Lotte Chemical Corp.	20	5,114	(a)
Mexichem SAB de CV	2,955	7,464
Nan Ya Plastics Corp.	6,000	11,719	(a)
Petronas Chemicals Group Berhad	39,500	67,852	(a)
PTT Global Chemical PCL	14,500	25,945	(a)
Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares	26,000	12,783	*(a)
Synthos SA	6,080	6,486	(a)
UPL Ltd.	1,057	8,574	(a)
Total Chemicals		212,427
Construction Materials — 3.1%
Ambuja Cements Ltd.	1,757	5,831	(a)
Anhui Conch Cement Co., Ltd., Class H Shares	9,500	25,038	(a)
Cementos Argos SA	4,787	19,459
Cemex SAB de CV	38,725	28,766	*
China National Building Material Co., Ltd., Class H Shares	24,000	12,385	(a)
Grupo Argos SA	3,323	21,930
Lafarge Malaysia Berhad	6,000	13,469	(a)
PT Indocement Tunggal Prakarsa Tbk	13,700	20,423	(a)
PT Semen Indonesia (Persero) Tbk	29,000	21,719	(a)
Shree Cement Ltd.	32	6,112	(a)
Siam Cement PCL, Registered Shares	2,300	32,225	(a)
Taiwan Cement Corp.	6,000	6,106	(a)
Ultratech Cement Ltd.	87	4,128	(a)
Total Construction Materials		217,591
Containers & Packaging — 0.1%
Klabin SA	1,084	5,494
Metals & Mining — 4.5%
Alrosa PAO	9,165	10,315	*
Aluminum Corp. of China Ltd., Class H Shares	30,000	10,064	*(a)
AngloGold Ashanti Ltd.	896	14,620	*(a)
China Steel Corp.	14,000	9,789	(a)
Compania de Minas Buenaventura SA, ADR	1,278	12,972	*
Gold Fields Ltd.	1,794	8,321	(a)
Grupo Mexico SAB de CV, Series B Shares	9,358	23,802
Hindalco Industries Ltd.	3,966	5,703	(a)

See Notes to Financial Statements.

16	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
Hyundai Steel Co.	119	$6,538	(a)
Impala Platinum Holdings Ltd.	1,715	7,162	*(a)
Industrias Penoles SAB de CV	404	6,312
Jiangxi Copper Co., Ltd., Class H Shares	10,000	12,158	(a)
JSW Steel Ltd.	235	4,843	(a)
KGHM Polska Miedz SA	1,546	30,202	(a)
Korea Zinc Co., Ltd.	13	5,641	(a)
MMC Norilsk Nickel PJSC	273	39,437	*
POSCO	78	16,357	(a)
Severstal PAO	1,045	11,777	*
Sibanye Gold Ltd.	1,279	4,888	(a)
Southern Copper Corp.	984	29,195
Tata Steel Ltd.	1,011	5,343	(a)
Vale SA	2,267	12,979
Vedanta Ltd.	3,572	5,529	(a)
Zijin Mining Group Co., Ltd., Class H Shares	46,000	15,375	(a)
Total Metals & Mining		309,322
Paper & Forest Products — 0.9%
Empresas CMPC SA	16,666	37,687
Fibria Celulose SA	394	3,480
Mondi Ltd.	377	7,254	(a)
Nine Dragons Paper Holdings Ltd.	13,000	9,272	(a)
Sappi Ltd.	1,725	7,481	*(a)
Total Paper & Forest Products		65,174
Total Materials		810,008
Telecommunication Services — 11.1%
Diversified Telecommunication Services — 2.9%
Bharti Infratel Ltd.	3,020	17,087	(a)
China Telecom Corp. Ltd., Class H Shares	20,000	9,861	(a)
China Unicom (Hong Kong) Ltd.	8,000	9,347	(a)
Chunghwa Telecom Co., Ltd.	11,000	37,265	(a)
KT Corp.	402	10,760	(a)
LG Uplus Corp.	1,899	18,630	(a)
PT Telekomunikasi Indonesia Persero Tbk	146,200	39,262	(a)
Rostelecom PJSC	6,681	10,079	*
Telekom Malaysia Berhad	5,900	10,037	(a)
Telkom South Africa SOC Ltd.	1,197	4,789	(a)
True Corp. PCL	50,648	10,802	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Diversified Telecommunication Services — continued
Turk Telekomunikasyon AS	7,876	$19,035	(a)
Total Diversified Telecommunication Services		196,954
Wireless Telecommunication Services — 8.2%
Advanced Info Service PCL, Registered Shares	5,800	25,903	(a)
America Movil SAB de CV, Series L Shares	68,464	48,469
Axiata Group Berhad	15,700	22,692	(a)
Bharti Airtel Ltd.	6,246	34,191	(a)
China Mobile Ltd.	7,500	85,308	(a)
DiGi.Com Berhad	20,900	23,522	(a)
Far EasTone Telecommunications Co., Ltd.	5,000	11,248	(a)
Globe Telecom Inc.	255	11,927	(a)
Idea Cellular Ltd.	6,029	10,818	(a)
Maxis Berhad	10,800	15,478	(a)
MegaFon PJSC, Registered Shares, GDR	720	8,288	(a)
Mobile TeleSystems PJSC, ADR	4,039	37,401
MTN Group Ltd.	5,195	54,804	(a)
Philippine Long Distance Telephone Co.	755	27,586	(a)
PT Tower Bersama Infrastructure Tbk	7,800	3,501	*(a)
PT XL Axiata Tbk	11,600	3,092	*(a)
Reliance Communications Ltd.	5,681	4,771	*(a)
Sistema JSFC, Registered Shares, GDR	1,348	9,918	(a)
SK Telecom Co., Ltd.	107	19,393	(a)
Taiwan Mobile Co., Ltd.	5,000	16,450	(a)
Tim Participacoes SA	5,814	12,915
Turkcell Iletisim Hizmetleri AS	15,681	67,837	(a)
Vodacom Group Ltd.	992	11,554	(a)
Total Wireless Telecommunication Services		567,066
Total Telecommunication Services		764,020
Utilities — 8.1%
Electric Utilities — 3.5%
CEZ AS	1,643	32,110	(a)
CPFL Energia SA	985	5,685	*
EDP — Energias do Brasil SA	1,281	4,767
Enea SA	2,117	6,553	(a)
Energa SA	1,986	6,483	(a)
Enersis Americas SA	90,314	15,573
Enersis Chile SA	90,314	11,015
Equatorial Energia SA	788	9,747

See Notes to Financial Statements.

18	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Electric Utilities — continued
Korea Electric Power Corp.	876	$47,421	(a)
PGE Polska Grupa Energetyczna SA	7,726	26,724	(a)
Tata Power Co., Ltd.	13,054	13,801	(a)
Tauron Polska Energia SA	9,952	7,726	(a)
Tenaga Nasional Berhad	14,600	53,599	(a)
Total Electric Utilities		241,204
Gas Utilities — 1.6%
China Gas Holdings Ltd.	4,000	5,781	(a)
China Resources Gas Group Ltd.	2,000	5,650	(a)
ENN Energy Holdings Ltd.	2,000	9,739	(a)
GAIL India Ltd.	4,455	24,007	(a)
Korea Gas Corp.	170	6,145	(a)
Petronas Gas Berhad	2,900	16,309	(a)
PT Perusahaan Gas Negara	210,300	41,600	(a)
Total Gas Utilities		109,231
Independent Power and Renewable Electricity Producers — 2.4%
Aboitiz Power Corp.	24,800	23,592	(a)
AES Gener SA	11,482	5,839
CGN Power Co., Ltd., Class H Shares	25,000	8,017	(a)
China Longyuan Power Group Corp. Ltd., Class H Shares	9,000	6,143	(a)
China Power International Development Ltd.	11,000	4,663	(a)
China Resources Power Holdings Co., Ltd.	6,000	10,072	(a)
Colbun SA	36,031	9,789
Empresa Nacional de Electricidad SA	15,328	14,268
Endesa Americas SA	15,328	7,238
Energy Development Corp.	163,200	20,473	(a)
Huadian Power International Corp. Ltd., Class H Shares	11,940	6,138	(a)
Huaneng Power International Inc., Class H Shares	10,000	7,121	(a)
Huaneng Renewables Corp. Ltd., Class H Shares	16,000	4,673	(a)
NTPC Ltd.	14,315	29,997	(a)
Tractebel Energia SA	690	7,654
Total Independent Power and Renewable Electricity Producers		165,677
Multi-Utilities — 0.1%
YTL Corp. Berhad	19,700	7,867	(a)
YTL Power International Berhad	9,200	3,530	(a)
Total Multi-Utilities		11,397
Water Utilities — 0.5%
Aguas Andinas SA, Class A Shares	8,109	4,707

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Water Utilities — continued
Beijing Enterprises Water Group Ltd.	12,000	$7,099	*(a)
Companhia de Saneamento Basico do Estado de Sao Paulo	1,380	10,593
Guangdong Investment Ltd.	8,000	11,256	(a)
Total Water Utilities		33,655
Total Utilities		561,164
Total Common Stocks (Cost — $6,041,608)		6,600,695
Preferred Stocks — 3.0%
Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Lojas Americanas SA	2,246	10,468
Consumer Staples — 0.2%
Beverages — 0.2%
Embotelladora Andina SA, Class B Shares	3,220	10,922
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
AK Transneft OAO	1	3,072	*
Petroleo Brasileiro SA	6,898	20,518	*
Surgutneftegas	5,223	3,347
Total Energy		26,937
Financials — 1.0%
Banks — 0.9%
Banco Bradesco SA	1,734	13,058
Bancolombia SA	1,726	16,408
Grupo Aval Acciones y Valores SA	14,784	6,176
Itau Unibanco Holding SA	1,774	16,955
Itausa — Investimentos Itau SA	3,252	8,188
Total Banks		60,785
Diversified Financial Services — 0.1%
Grupo de Inversiones Suramericana SA	439	5,856
Total Financials		66,641
Information Technology — 0.1%
Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co., Ltd.	5	4,566	(a)
Materials — 0.7%
Chemicals — 0.4%
Sociedad Quimica y Minera de Chile SA, Class B Shares	1,301	27,884
Metals & Mining — 0.2%
Vale SA	3,252	14,883

See Notes to Financial Statements.

20	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security			Shares	Value
Paper & Forest Products — 0.1%
Suzano Papel e Celulose SA, Class A Shares			990	$3,779
Total Materials				46,546
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Telefonica Brasil SA			2,561	31,543
Utilities — 0.1%
Electric Utilities — 0.1%
Companhia Energetica de Minas Gerais			3,153	6,280
Total Preferred Stocks (Cost — $156,166)				203,903

		Expiration Date	Rights
Rights — 0.0%
True Corp. PCL (Cost — $0)		6/30/16	17,017	146	*(a)(b)
Total Investments before Short-Term Investments (Cost — $6,197,774)				6,804,744

	Rate		Shares
Short-Term Investments — 0.7%
SSgA U.S. Government Money Market Fund, Class N (Cost — $51,261)	0.000%		51,261	51,261
Total Investments — 99.5% (Cost — $6,249,035#)				6,856,005
Other Assets in Excess of Liabilities — 0.5%				32,580
Total Net Assets — 100.0%				$6,888,585

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason Emerging Markets Diversified Core ETF

Summary of Investments by Country**
China	13.4%
Malaysia	9.3
India	8.9
Turkey	7.7
South Africa	7.0
South Korea	6.2
Brazil	5.8
Chile	5.1
Mexico	5.0
Thailand	4.8
Taiwan	4.6
Russia	4.5
Indonesia	4.4
Poland	3.3
Philippines	2.6
Colombia	1.9
Peru	1.7
Czech Republic	0.9
Hungary	0.8
Egypt	0.7
Greece	0.7
Short-Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2016 and are subject to change.

See Notes to Financial Statements.

22	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2016

Assets:
Investments, at value (Cost — $6,249,035)	$6,856,005
Foreign currency, at value (Cost — $21,953)	22,389
Dividends receivable	10,731
Deposits with brokers for open futures contracts	3,351
Receivable from investment manager	3,000
Receivable from broker — variation margin on open futures contracts	400
Total Assets	6,895,876

Liabilities:
Accrued foreign capital gains tax	4,498
Investment management fee payable	2,793
Total Liabilities	7,291
Total Net Assets	$6,888,585

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	6,261,971
Undistributed net investment income	41,913
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(18,736)
Net unrealized appreciation on investments, futures contracts and foreign currencies	603,434	†
Total Net Assets	$6,888,585

Shares Outstanding	250,001

Net Asset Value	$27.55

†	Net of accrued foreign capital gains tax of $4,498.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	23

Statement of operations (unaudited)

For the Period Ended April 30, 2016†

Investment Income:
Dividends	$61,154
Interest	1
Less: Foreign taxes withheld	(8,611)
Total Investment Income	52,544

Expenses:
Investment management fee (Note 2)	10,631
Total Expenses	10,631
Net Investment Income	41,913

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	19,847
Futures contracts	(37,281)
Foreign currency transactions	(1,302)
Net Realized Loss	(18,736)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	602,472	‡
Futures contracts	397
Foreign currencies	565
Change in Net Unrealized Appreciation (Depreciation)	603,434
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	584,698
Increase in Net Assets From Operations	$626,611

†	For the period December 28, 2015 (inception date) to April 30, 2016.

‡	Net of change in accrued foreign capital gains tax of $4,498.

See Notes to Financial Statements.

24	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Statement of changes in net assets

For the Period Ended April 30, 2016 (unaudited)	2016†

Operations:
Net investment income	$41,913
Net realized loss	(18,736)
Change in net unrealized appreciation (depreciation)	603,434
Increase in Net Assets From Operations	626,611

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (250,001 shares issued)	6,261,974
Increase in Net Assets From Fund Share Transactions	6,261,974
Increase in Net Assets	6,888,585

Net Assets:
Beginning of period	—
End of period*	$6,888,585
*Includes undistributed net investment income of:	$41,913

†	For the period December 28, 2015 (inception date) to April 30, 2016.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	25

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
2016[1,2]

Net asset value, beginning of period	$25.00

Income from operations:
Net investment income	0.17
Net realized and unrealized gain	2.38
Total income from operations	2.55

Net asset value, end of period	$27.55
Total return, at NAV[3]	10.02%

Net assets, end of period (000s)	$6,889

Ratios to average net assets:
Gross expenses[4]	0.50%
Net expenses[4]	0.50
Net investment income[4]	1.97

Portfolio turnover rate[5]	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to April 30, 2016 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized. The total return calculation assumes that distributions are reinvested at NAV.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

26	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on The NASDAQ Stock Market, LLC. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”) may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

28	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$217,696	$593,012	—	$810,708
Consumer staples	144,067	711,714	—	855,781
Energy	132,034	499,201	—	631,235
Financials	300,451	723,880	—	1,024,331
Health care	—	255,217	—	255,217
Industrials	100,781	545,860	—	646,641
Information technology	90,784	150,806	—	241,590
Materials	271,069	538,939	—	810,008
Telecommunication services	108,864	655,156	—	764,020
Utilities	106,875	454,289	—	561,164

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred stocks:
Information technology	—	$4,566	—	$4,566
Other preferred stocks	$199,337	—	—	199,337
Rights	—	146	—	146
Total long-term investments	$1,671,958	$5,132,786	—	$6,804,744
Short-term investments†	51,261	—	—	51,261
Total investments	$1,723,219	$5,132,786	—	$6,856,005
Other financial instruments:
Futures contracts	397	—	—	397
Total	$1,723,616	$5,132,786	—	$6,856,402

†	See Schedule of Investments for additional detailed categorizations.

For the period ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2016, securities valued at $4,871,451 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

30	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

32	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2016, there were $4,498 of capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund under what is essentially an all-in fee structure. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

As compensation for its subadvisory services, LMPFA pays QS 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$2,949,141
Sales	153,852

During the period ended April 30, 2016, in-kind transactions (see Note 5) were as follows:

Contributions	$3,382,815
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$737,633
Gross unrealized depreciation	(130,663)
Net unrealized appreciation	$606,970

34	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

At April 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Buy:
Mini MSCI Emerging Markets Index	1	6/16	$41,523	$41,920	$397

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2016.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$397

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended April 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$(37,281)	$(37,281)
Forward foreign currency contracts[1]	$(1,612)	—	(1,612)
Total	$(1,612)	$(37,281)	$(38,893)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$397

During the period ended April 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$367,824
Forward foreign currency contracts (to buy)†	351,624

†	At April 30, 2016, there were no open positions held in this derivative.

Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$400	—	$400

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Fund share transactions

At April 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 250,000 shares of the Fund constitute a Creation Unit. Such transactions generally are made partially on an in-kind and partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

36	Legg Mason Emerging Markets Diversified Core ETF 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Independent Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a

Legg Mason Emerging Markets Diversified Core ETF	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

result of regulatory and other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered the Manager’s and QS’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures, and arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreements during the meeting. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, as well as the respective portfolio managers’ experience. The Board determined that these factors also supported a decision to approve the Agreements.

38	Legg Mason Emerging Markets Diversified Core ETF

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will pay all fund expenses, other than the Contractual Management Fee and certain other expenses, and will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

Management also discussed with the Board the Fund’s proposed distribution arrangements, including how the Fund’s distributor would market the Fund. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of active and passive exchange-traded funds, including index-based exchange-traded funds that follow a smart beta strategy (i.e., the index is not strictly capitalization-based) and exchange-traded funds that do not have a “unitary fee” structure such as that for the Fund, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds.

Manager profitability

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider the profitability of the Manager and its affiliates in providing services to the Fund as a factor in evaluating the Agreements during the meeting.

Economies of scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Contractual Management Fee to the extent the assets of the Fund increase. The Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits

Legg Mason Emerging Markets Diversified Core ETF	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

40	Legg Mason Emerging Markets Diversified Core ETF

Legg Mason

Emerging Markets Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Emerging Markets Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Equity Trust, a Maryland statutory trust.

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-888-386-5535.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-888-386-5535, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Emerging Markets Diversified Core ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimer

The MSCI Emerging Markets Index (the “MSCI Index”) was used by QS Investors, LLC, the Fund’s subadviser, as the reference universe for selection of the companies included in the QS DBI Emerging Markets Diversified Index (the “QS DBI Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index or the Legg Mason Emerging Markets Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with MSCI Index, the QS DBI Index, or the Fund.

Neither Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Legg Mason Investor Services, LLC (“LMIS”), QS Investors, LLC (“QS”) nor Western Asset Management Company (“Western Asset”) guarantees the accuracy and/or the completeness of the MSCI Index or any data included therein, and neither LMPFA, LMIS, QS nor Western Asset shall have any liability for any errors, omissions or interruptions therein. Neither LMPFA, LMIS, QS nor Western Asset makes any warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the MSCI Index, trading based on the MSCI Index, or any data included therein, either in connection with the Fund or for any other use. Neither LMPFA, LMIS, QS nor Western Asset makes any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Index or any data included therein. Without limiting any of the foregoing, in no event shall either LMPFA, LMIS, QS or Western Asset have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the MSCI Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF275559 6/16 SR16-2802

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 20, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 20, 2016